                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              HMN FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 [LOGO]

                                 March 13, 1997

Dear Fellow Stockholder:

    On behalf of the Board of Directors and management of HMN Financial, Inc., I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m. on April 22, 1997, at the Best Western Apache Hotel, located at 1517 S.W. 16th Street, Rochester, Minnesota.

    In addition to the election of two directors and ratification of KPMG Peat Marwick LLP as HMN's auditors, the meeting will include a report by management on HMN's 1996 financial and operating performance and recent developments.

    I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then COMPLETE, SIGN and DATE the enclosed proxy card and return it in the postage prepaid envelope provided. You may, of course, attend the meeting and vote in person even if you have returned a proxy.

    Thank you for your attention and your support.

                                          Sincerely,

                                                     [SIGNATURE]

                                          ROGER P. WEISE
                                          CHAIRMAN, PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

                              HMN FINANCIAL, INC.
                               101 North Broadway
                      Spring Valley, Minnesota 55975-0231
                                 (507) 346-7345
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 22, 1997

    Notice is hereby given that the Annual Meeting of Stockholders of HMN Financial, Inc. (the "Company") will be held at the Best Western Apache Hotel, located at 1517 S.W. 16th Street, Rochester, Minnesota, at 10:00 a.m., local time, on April 22, 1997.

    A Proxy Card and a Proxy Statement for the Meeting are enclosed.

    The Meeting is for the purpose of considering and acting upon:

    1.  The election of two directors of the Company;

    2. The ratification of the appointment of KPMG Peat Marwick LLP as the auditors of the Company for the fiscal year ending December 31, 1997; and

    such other matters as may properly come before the Meeting, or any adjournments thereof. As of the date of this Notice, the Board of Directors is not aware of any other business to come before the Meeting.

    Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on February 25, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

    A complete list of stockholders entitled to vote at the Meeting is available for examination by any stockholder, for any purpose germane to the Meeting, between 9:00 a.m. and 5:00 p.m., at the corporate offices of the Company located at 101 North Broadway, Spring Valley, Minnesota for a period of ten days prior to the Meeting.

    You are requested to complete and sign the enclosed Proxy Card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. If you attend the Meeting, you may vote either in person or by your Proxy Card.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Roger P. Weise
                                          CHAIRMAN, PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

Spring Valley, Minnesota
March 13, 1997

--------------------------------------------------------------------------------

         IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY
                  THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.
          A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                              HMN FINANCIAL, INC.

                                ----------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1997

    This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of HMN Financial, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") which will be held at the Best Western Apache Hotel, located at 1517 S.W. 16th Street, Rochester, Minnesota, on April 22, 1997 at 10:00 a.m., local time, and any adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about March 14, 1997.

    At the Meeting, stockholders of the Company are being asked to consider and vote upon the following:

    1.  the election of two directors of the Company; and

    2. the ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Company.

    Certain information provided herein relates to Home Federal Savings Bank ("Home Federal" or the "Bank"), a wholly-owned subsidiary of the Company.

VOTE REQUIRED AND PROXY INFORMATION

    All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies, duly returned to the Secretary of the Company prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions specified on the proxies. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any matters, other than those described in the Notice of Annual Meeting and this Proxy Statement, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

    Provided a quorum is present at the Meeting, directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote and the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on any other matter shall be the act of the stockholders with respect to all other matters considered at the Meeting. Proxies marked to abstain with respect to a proposal have the same effect as votes against such proposal. Broker non-votes are not considered as votes for or against a proposal.

    A majority of the shares of the Common Stock of the Company entitled to vote shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum. If a quorum is not present at the Meeting, the stockholders present, by vote of a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote, may adjourn the Meeting, and at any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the Meeting as originally called.

    A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a proxy dated a later date than the earlier proxy and relating to the same shares and delivering it to the Secretary of the Company at or before the

Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Roxanne M. Hellickson, Secretary, HMN Financial, Inc., 101 North Broadway, Spring Valley, Minnesota 55975-0231.

VOTING SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL
  OWNERS

    The Common Stock of the Company is the only authorized and outstanding voting security of the Company. Stockholders of record as of the close of business on February 25, 1997 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 4,209,826 shares of Common Stock issued and outstanding. The following table sets forth information, based on filings with the Securities and Exchange Commission, as of February 25, 1997, regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) the Company's Chief Executive Officer and each executive officer who made in excess of $100,000 during 1996 (the "Named Officers"), and (iii) all directors, director nominees and executive officers of the Company as a group.

                                                                                      SHARES OF COMMON
                                                                                           STOCK
                                                                                        BENEFICIALLY
                                                                                          OWNED AT
                                                                                        FEBRUARY 25,     PERCENT OF
                        NAME AND ADDRESS OF BENEFICIAL OWNER                                1997            CLASS
------------------------------------------------------------------------------------  ----------------  -------------
PRINCIPAL OWNERS

HMN Financial, Inc. Employee Stock Ownership Plan                                           603,216           14.3%
  101 North Broadway
  Spring Valley, Minnesota 55975-0231(1)

Wellington Management Company, LLP                                                          283,000            6.7
  75 State Street
  Boston, Massachusetts 02104(2)

Heartland Advisors, Inc.                                                                    287,000            6.8
  790 North Milwaukee Street
  Milwaukee, Wisconsin 53202(3)

John Hancock Advisers, Inc.                                                                 196,500            4.7
  101 Huntington Avenue
  Boston, Massachusetts 02199(4)

NAMED OFFICERS, DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS AS A GROUP(5)

Roger P. Weise, Chairman, President and Chief Executive Officer(6)                           49,091            1.2

James B. Gardner, Executive Vice President and Chief Financial Officer(7)                    35,685              *

Directors, director nominees and executive officers of the Company and the Bank as a        162,344            3.9
  group (11 persons)(8)

------------------------

*   Less than 1%

(1) The amount reported represents shares of Common Stock held by the HMN Financial, Inc. Employee Stock Ownership Plan (the "ESOP"), 109,364 of which have been allocated to accounts of participants. First Bankers Trust Company, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares of Common Stock held by the ESOP. First Bankers Trust expressly disclaims beneficial ownership of such shares. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares of Common Stock allocated to their accounts under the ESOP. Unallocated shares or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares for which instructions have been received from participants. The trustee also has authority under the HMN Financial, Inc. 1995 Recognition and Retention Plan to vote, in its sole discretion, 65,709 restricted shares of Common Stock. The trustee has no disposition power with respect to such shares.

(2) Wellington Management Company, LLP ("Wellington") is an investment adviser. The amount reported represents shares of Common Stock held in various advisory accounts. Wellington exercises shared dispositive power as to 283,000 of the reported shares and shared voting power as to 65,000 of the reported shares.

(3) Heartland Advisors, Inc. ("Heartland") is an investment adviser. The amount reported represents shares of Common Stock held in various advisory accounts, including the Heartland Value Fund, Inc. a registered investment company which holds more than 5% of the outstanding shares of Common Stock. Heartland exercises sole voting and dispositive power with respect to all the shares reported.

(4) John Hancock Advisers, Inc. ("Hancock Advisers") is an investment adviser for John Hancock Bank and Thrift Opportunity Fund (the "Opportunity Fund") and John Hancock Regional Bank Fund (the "Bank Fund"), each registered investment companies. The amount reported represents 86,500 shares of Common Stock held by the Opportunity Fund and 110,000 shares of Common Stock held by the Bank Fund. Hancock Advisers exercises sole voting and dispositive power over the reported shares. Hancock Advisers is an indirect, wholly-owned subsidiary of John Hancock Mutual Life Insurance Company.

(5) The address of each listed individual is the same as that of the Company.

(6) Includes 20,500 shares of Common Stock held directly, 16,700 shares of Common Stock held in a fiduciary capacity, 1,400 shares of Common Stock held by Mr. Weise's spouse's IRA, 7,123 shares of Common Stock allocated to Mr. Weise's account under the ESOP, and 3,368 shares of Common Stock held under the Bank's 401(k) Plan.

(7) Includes 25,300 shares of Common Stock held directly, 2,500 shares of Common Stock held by Mr. Gardner's spouse's IRA, 5,345 shares of Common Stock allocated to Mr. Gardner's ESOP account, and 2,540 shares of Common Stock held under the Bank's 401(k) Plan.

(8) Includes shares of Common Stock held directly, as well as shares of Common Stock held jointly with family members, shares of Common Stock held in retirement accounts, shares of Common Stock held by such individuals in their accounts under the Bank's 401(k) Plan, shares of Common Stock allocated to the ESOP accounts of the group members and shares of Common Stock held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power.

                       PROPOSAL I--ELECTION OF DIRECTORS

    The Company's Certificate of Incorporation provides that the Company's Board of Directors shall fix the number of directors from time to time. By resolution of March 23, 1994, the Board of Directors has resolved that the Board of Directors be composed of six members. Each director of the Company is also a director of the Bank. The Board of Directors is divided into three classes, and directors of one class are elected each year for a term of three years or until their respective successors shall have been elected and shall qualify.

    The following table sets forth certain information regarding the Company's Board of Directors, including their respective terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified in the table. If any nominee is unable to serve, the shares of Common Stock represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees, if elected, might be unable to serve. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                                             SHARES OF COMMON
                                                                                                            STOCK BENEFICIALLY
                                                                                  DIRECTOR      TERM TO          OWNED AT
            NAME                  AGE                POSITION(S) HELD             SINCE(1)      EXPIRE     FEBRUARY 25, 1997(2)
----------------------------      ---      ------------------------------------  -----------  -----------  --------------------
                                                           NOMINEES

Duane D. Benson                       51   Director                                  --             2000            --
Irma R. Rathbun                       65   Director                                    1988         2000           3,608(3)

                                                DIRECTORS CONTINUING IN OFFICE

M.F. Schumann                         70   Director                                    1979         1998          17,386(4)
Roger P. Weise                        62   President, Chief Executive Officer          1977         1998          49,091(5)
                                             and Director
James B. Gardner                      56   Executive Vice President, Chief             1993         1999          35,685(6)
                                             Financial Officer and Director
Timothy R. Geisler                    45   Director                                    1996         1999             200


                               PERCENT OF
            NAME                  CLASS
----------------------------  -------------

Duane D. Benson                     *
Irma R. Rathbun                     *

M.F. Schumann                       *
Roger P. Weise                       1.2%

James B. Gardner                    *

Timothy R. Geisler                  *

------------------------

*   Less than 1%

(1) Includes service as a director of the Bank.

(2) Includes shares of Common Stock held directly, as well as shares of Common Stock held jointly with family members, shares of Common Stock held in retirement accounts, shares of Common Stock held by such individuals in their accounts under the Bank's 401(k) Plan, shares of Common Stock allocated to the ESOP accounts of such individuals and shares of Common Stock held in a fiduciary capacity or by certain family members, with respect to which shares such individuals may be deemed to have sole voting and/or investment power.

(3) Includes 3,167 shares of Common Stock held directly, 341 shares of Common Stock held by Mrs. Rathbun's spouse's IRA and 100 shares of Common Stock held in custodial accounts for minor children.

(4) Includes 11,886 shares of Common Stock held directly, 3,600 shares of Common Stock held by Mr. Schumann's spouse's IRA and 1,900 shares of Common Stock held by Mr. Schumann's spouse.

(5) Includes 20,500 shares of Common Stock held directly, 16,700 shares of Common Stock held in a fiduciary capacity, 1,400 shares of Common Stock held by Mr. Weise's spouse's IRA, 7,123 shares of Common Stock allocated to Mr. Weise's account under the ESOP, and 3,368 shares of Common Stock held under the Bank's 401(k) Plan.

(6) Includes 25,300 shares of Common Stock held directly, 2,500 shares of Common Stock held by Mr. Gardner's spouse's IRA, 5,345 shares of Common Stock allocated to Mr. Gardner's ESOP account, and 2,540 shares of Common Stock held under the Bank's 401(k) Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ON THE PREVIOUS PAGE.

    The business experience of each director and director nominee is set forth below. All directors, except Messrs. Benson and Geisler, and all officers of the Company have held their positions with the Company since its incorporation in March 1994. Mr. Geisler was elected to the Board of Directors in 1996.

    DUANE D. BENSON. Mr. Benson has been the executive director of the Minnesota Business Partnership, a non-profit foundation comprised of 105 member companies, since September 1994. Mr. Benson's primary responsibilities included the management of governmental and public affairs for that organization. Mr. Benson served as a member of the Minnesota Legislature for 14 years prior to assuming his duties at the Minnesota Business Partnership.

    IRMA R. RATHBUN. Mrs. Rathbun served as the Bank's Vice President until her retirement in 1988. Mrs. Rathbun began her career with the Bank in 1948.

    ROGER P. WEISE. Mr. Weise is Chairman, President and Chief Executive Officer of the Company. Mr. Weise has served as President and Chief Executive Officer of the Bank since 1989 and was elected Chairman in 1996. Mr. Weise began his employment with the Bank in 1958.

    M. F. SCHUMANN. Mr. Schumann has been a public accountant since 1945 and, prior to his retirement in 1991, he was a partner in the accounting firm of Schumann, Granahan, Hesse & Wilson, Ltd., located in Rochester, Minnesota.

    JAMES B. GARDNER. Mr. Gardner was appointed to his position as Executive Vice President of the Company and the Bank in 1994 and 1993, respectively. Mr. Gardner is also the Chief Financial Officer of the Company and the Bank. From 1989 to 1993, Mr. Gardner served as Secretary and Treasurer of the Bank. Mr. Gardner joined the Bank in 1981 and served as the Bank's Treasurer and Controller from 1985 to 1989.

    TIMOTHY R. GEISLER. Mr. Geisler has been the tax manager for the Mayo Foundation since 1986. Mr. Geisler has been a certified public accountant since 1976. The Mayo Foundation provides medical care and education in clinical medicine and medical sciences and conducts medical research through hospitals and clinics in Rochester, Minnesota; Jacksonville, Florida; Scottsdale, Arizona and other cities in the United States.

DIRECTOR EMERITUS

    In 1996, the Board of Directors of the Company established a Directors Emeritus program. Any retiring director who has served as a director of the Company or the Bank for 12 or more years may be invited by the Board of Directors to be a director emeritus. Directors emeritus are appointed annually, and may not serve for more than five years. A director emeritus attends and participates in regular meetings of the Board of Directors of the Company, but may not vote. In consideration for serving as a director emeritus, such individual is paid a fee equal to the fee they received during such individual's last year of service to the Company or the Bank as a director (excluding any fees paid for serving on any committee of the Board of Directors of the Company or the Bank). During 1996, Charles R. Reps and Robert B. Jahn served as directors emeritus. Keith A. Hagen will retire from the Board of Directors at the Meeting. Mr. Hagen, who has served the Company and the Bank since 1944, will be eligible for appointment as a director emeritus following the Meeting.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

    BOARD AND COMMITTEE MEETINGS OF THE COMPANY. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors of the Company held 12 meetings during the year ended December 31, 1996. No incumbent director attended fewer than 83% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which such director served during the year.

    The Board of Directors of the Company has standing Audit, Compensation, Executive and Nominating Committees.

    The Audit Committee of the Company reviews audit reports and related matters to ensure effective compliance by the Company with internal policies and procedures, including but not limited to (i) recommending to the Board of Directors the independent public accountants to act as the Company's independent auditors, (ii) discussing with representatives of management and the independent auditors the scope and procedures used in auditing the records of the Company, and (iii) reviewing the financial statements of the Company. Directors Geisler, Rathbun and Schumann are members of this committee. The Audit Committee met four times during 1996.

    The Compensation Committee reviews and reports to the Board of Directors on matters concerning compensation plans, the compensation of certain executives as well as administration of the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") and the 1995 Recognition and Retention Plan (the "RRP"). The current members of the Compensation Committee are Directors Hagen, Rathbun and Schumann. This committee met twice during 1996.

    The Executive Committee of the Company acts on issues arising between regular Board of Directors' meetings. The Executive Committee is currently comprised of Directors Hagen, Gardner and Weise. The Executive Committee did not meet during 1996.

    The entire Board of Directors acts as the Nominating Committee of the Company and meets annually to nominate persons to serve on the Company's Board of Directors. While the Board of Directors will consider nominees recommended by stockholders, this committee has not actively solicited such nominations. Pursuant to the Company's By-laws, nominations by stockholders must generally be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting. During 1996, the Board of Directors determined to nominate Mr. Benson to serve as a director of the Company and to nominate Ms. Rathbun for re-election as a director of the Company.

    BOARD AND COMMITTEE MEETINGS OF THE BANK. Meetings of the Bank's Board of Directors generally coincide with those of the Company. During the year ended December 31, 1996, the Board of Directors of the Bank held 12 meetings. No director attended fewer than 83% of the total meetings of the Board of Directors of the Bank and committees on which such Board member served during this period. The Board of Directors of the Bank has standing Asset Classification, Audit, Executive, Investment/Asset-Liability, Loan, Nominating and Salary Administration Committees.

    The Asset Classification Committee meets at least quarterly to review the classification of all assets held by the Bank. The committee establishes the loan loss reserves and prepares the asset classification report which is given to the Bank's Board of Directors on a quarterly basis. Members of the committee are Director Gardner and Officers Jorgensen and Libera. This committee met four times in 1996.

    The Audit Committee reviews audit reports of the Bank and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also approves the accounting firm selected by management of the Bank to perform the Bank's annual audit and acts as the liaison between the auditors and the Board of Directors of the Bank. Directors Hagen, Rathbun and Schumann currently comprise this committee. This committee met four times in 1996.

    The Executive Committee meets on an as needed basis to act on matters which arise between regular meetings of the Board of Directors of the Bank. In addition, the Executive Committee possesses the powers of the full Board of Directors of the Bank between meetings of the Bank's Board of Directors. The current members of the Executive Committee are Directors Hagen, Gardner and Weise. Mr. Schumann serves as an alternate on this committee. This committee met three times in 1996.

    The Investment/Asset-Liability Committee consists of Directors Gardner and Weise and Officers Johnson and Jorgensen. The committee meets at least quarterly to discuss current and potential investments, to ensure that all investment activities are consistent with the Bank's Board of Directors' policies and reviews short and long range asset and liability objectives of the Bank. This committee met six times in 1996.

    The Loan Committee meets on an as needed basis, but at least monthly, to approve all loans originated by the Bank, in accordance with the underwriting guidelines of the Bank, perform all second reviews, and approve, deny or ratify exceptions to lending policies, recommend changes in loan policies, and approve changes in loan products. The Loan Committee consists of Directors Gardner and Weise and Officers Hellickson and Kolling.

    The Bank's entire Board of Directors acts as the Nominating Committee for the Bank's Board of Directors and meets annually to select nominees for membership on such Board. The Board of Directors of the Bank nominated Mr. Benson to serve as a director of the Bank and nominated Ms. Rathbun for re-election as a director of the Bank.

    The Salary Administration Committee meets to review salaries and the performance of officers and employees, and recommends compensation adjustments and promotions. This committee is currently comprised of Directors Hagen, Schumann and Weise. The Salary Administration Committee met once during 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 1996, the Bank's Salary Administration Committee (which functions as the Bank's compensation committee) was comprised of Directors Hagen, Schumann and Weise. Mr. Weise is the President and Chief Executive Officer of the Company and the Bank.

DIRECTOR COMPENSATION

    CASH COMPENSATION. Each non-employee member of the Board of Directors of the Company is paid $200 per month. Non-employee directors of the Bank are paid a fee of $500 per month and receive $100 for each regular or special meeting attended. In addition, non-employee directors who are members of the Audit Committee of the Company receive $100 per month. No fees are paid for being a member of or attending any meetings of any other committee of the Company or the Bank. The Company allows each member of the Board of Directors to elect to defer receipt of his/her fees until January 30 of the calendar year immediately following the date in which such member ceases to serve as a member of the Board of Directors. The deferred fees earn interest at an interest rate equal to the Bank's cost of funds on November 30 of each year. A director who is an officer or employee of the Company or the Bank receives no separate compensation for service as a director of the Company or the Bank.

    STOCK BENEFIT PLANS. During 1995, the members of the Board of Directors who were not employees were granted an award of options to purchase shares of Common Stock under the Stock Option Plan. Pursuant to the terms of the Stock Option Plan, upon election by the stockholders of the Company to serve on the Board of Directors, Mr. Benson will be granted an option to purchase 12,000 shares of Common Stock. In accordance with the terms of the RRP, each member of the Board of Directors who was not an employee was also granted a restricted stock award during 1995. Effective upon his election by the stockholders of the Company at the Meeting, Mr. Benson will receive a restricted award for 2,000 shares of Common Stock pursuant to the terms of the RRP. The options and awards vest over a five year period from the date of grant. Pursuant to the terms of Mr. Geisler's employment with the Mayo Foundation, Mr. Geisler declined to accept any award of options under the Stock Option Plan or restricted stock under the RRP upon his election to the Board of Directors in 1996. A director who is an officer or employee of the Company or the Bank receives no separate stock benefit grant or award for service as a director.

EXECUTIVE COMPENSATION

    The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

    The following table sets forth the compensation paid or accrued by the Bank during the fiscal years indicated for services rendered by the Named Officers. The objectives of the Bank's executive compensation program include (i) to attract and retain superior talent and reward individual performance (ii) to support the achievement of the Bank's financial and strategic goals, and (iii) to align the executive officers' interests with the success of the Bank and therefore the Company through stock-based compensation. No executive officers of the Bank other than Messrs. Weise and Gardner received cash compensation in excess of $100,000 during 1996.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION(1)   LONG-TERM COMPENSATION
                                                                                   AWARDS
                                                  ----------------------  ------------------------
                                                                          RESTRICTED   SECURITIES
                                                                             STOCK     UNDERLYING     ALL OTHER
                                                   SALARY       BONUS      AWARD(S)    OPTIONS/SARS COMPENSATION
     NAME AND PRINCIPAL POSITION         YEAR        ($)       ($)(2)       ($)(3)       (#)(4)        ($)(5)
-------------------------------------  ---------  ---------  -----------  -----------  -----------  -------------
Roger P. Weise, President, Chief            1996    158,100         150       --           --            47,848
  Executive Officer and Director            1995    156,000         150      207,150       98,893        44,460
                                            1994    135,600         150       --                         27,205

James B. Gardner, Executive Vice            1996    114,600         300       --           --            37,685
  President, Chief Financial Officer        1995    112,500         150      138,100       62,379        34,249
  and Director                              1994    100,200         150       --                         21,305

------------------------

(1) During 1996, 1995 and 1994, neither Mr. Weise nor Mr. Gardner received any benefits or perquisites which, in the aggregate, exceeded 10% of such individual's salary and bonus or $50,000.

(2) Includes cash bonuses of $150 for 1994, 1995 and 1996 paid to Mr. Weise. Also includes cash bonuses of $150 paid to Mr. Gardner in 1994 and 1995 and $300 in 1996.

(3) Pursuant to the RRP, the Company granted to Messrs. Weise and Gardner 15,000 and 10,000 restricted shares of Common Stock, respectively, during 1995. The market values of the restricted shares of Common Stock as of December 31, 1995, were $240,000 and $160,000 for Messrs. Weise and Gardner, respectively. 3,000 shares of Common Stock will vest on every June 21 from 1997 through the year 2000 for Mr. Weise. 2,000 shares of Common Stock will vest on every June 21 from 1997 through the year 2000 for Mr. Gardner. Dividends, if any, will be paid on the restricted shares.

(4) During 1995, the Company granted to Messrs. Weise and Gardner options to purchase 98,893 and 62,379 shares of Common Stock, respectively, pursuant to the Stock Option Plan at an exercise price of $13.81. The option price was equal to the market value per share of Common Stock on the date of grant.

(5) Amount for 1994 represents the Bank's contribution of $2,310 and $2,004 to the accounts of Messrs. Weise and Gardner, respectively, under the Bank's 401(k) Plan and travel expenses paid by the Bank of $1,472 and $1,998 on behalf of Messrs. Weise and Gardner, respectively. The amount for 1994 also includes $23,423 and $17,303, which represent the value of shares of Common Stock allocated to the ESOP accounts of Messrs. Weise and Gardner, respectively, based upon the market value of the Company's Common Stock on December 31, 1994 of $11.25 per share. Amount for 1995 represents the Bank's contribution of $2,030 and $2,250 to the accounts of Messrs. Weise and Gardner, respectively, under the Bank's 401(k) Plan, $41,200 and $30,688, which represent the value of shares allocated to the ESOP accounts of Messrs. Weise and Gardner, respectively, based upon the market value of the Company's Common Stock on December 31, 1995 of $16.00 per share. The amount for 1995 also includes travel expenses of Mr. Weise's spouse in the amount of $1,230 and Mr. Gardner's spouse in the amount of $1,311 paid by the Bank on behalf of Mr. Weise or Mr. Gardner, as the case may be. This amount for 1996 represents contributions by the Bank in the amount of $2,312 and $2,092 to the accounts of Messrs. Weise and Gardner, respectively, under the Bank's 401(k) Plan. Also included for 1996 are $44,703 and $34,242, which represents the value of shares of Common Stock allocated to Messrs. Weise and Gardner's ESOP account, respectively. Such amounts are based on a value of $18.125 per share which was the market value of a share of Common Stock at December 31, 1996. Finally, also included in those amounts is $833 and $1,351, to Messrs. Weise and Gardner, respectively, which represent the Bank's payment of travel expenses for such officer's spouses in 1996.

                                 STOCK OPTIONS

OPTION GRANTS IN LAST FISCAL YEAR

    No individual grants of stock options were made to the Named Officers during 1996.

    The following table shows, as to the Named Officers, information concerning stock options exercised and the value of options held by such persons at the end of 1996.

                    AGGREGATED OPTION/SAR EXERCISES IN 1996
                           AND YEAR-END OPTION VALUES

                                                                            NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                           UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                           OPTIONS/SARS AT FISCAL      OPTIONS/SARS AT FISCAL
                                   SHARES ACQUIRED     VALUE REALIZED         YEAR-END (#)(2)              YEAR-END($)(3)
             NAME                  ON EXERCISE (#)         ($)(1)        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
-------------------------------  -------------------  -----------------  --------------------------  --------------------------
Roger P. Weise                           --                  --              19,779        79,114        85,346        341,377
James B. Gardner                         --                  --              12,476        49,903        53,834        215,331

------------------------

(1) Represents market value of underlying securities on date of exercise less the exercise price.

(2) Includes options exercisable within 60 days of fiscal year end. Approximately 20% of the options vest on each anniversary of the date of grant. All options were granted at fair market value and have a term of ten years. Generally all of the options will become fully exercisable upon approval by the Company's shareholders of a merger, plan of exchange, sale of substantially all of the Company's assets or plan of liquidation.

(3) Represents market value of underlying securities at year end of $18.125 per share less the exercise price.

CHANGE IN CONTROL EMPLOYMENT AGREEMENTS

    The Bank has entered into employment agreements with Messrs. Weise and Gardner. Such agreements are operative only upon the occurrence of certain changes in control of the Bank. These employment agreements do not change the salary or other benefits currently provided to such officers, however, such agreements provide for certain payments to such individuals in the event of a change in control of the Bank. These agreements are designed to assist the Bank in maintaining a stable and competent management team. Each agreement provides for an annual base salary in an amount not less than the employee's current salary for an initial term of three years following the change of control. The agreements provide for extensions by the Bank's Board of Directors, subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Bank, as well as termination upon the employee's death, for cause or in certain events specified by the Office of Thrift Supervision ("OTS") regulations. The employment agreements are also terminable by the employee without cause upon 90 days' notice to the Bank.

    The employment agreements provide for payment to the employee of his salary for the remainder of the term of the agreement, up to 299% of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates in connection with such change in control or within 12 months thereafter, provided, however, that the total amount payable in the event of a change in control may not exceed three times the employee's annual compensation or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. Section574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's Common Stock. Based on their current salaries, if the employment of Messrs. Weise and Gardner had been terminated as of December 31, 1996 under circumstances giving rise to severance pay as described above, such individuals would have been entitled to receive lump sum cash payments of approximately $472,719 and $342,654, respectively.

    These employment agreements also provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The agreements further provide that, for a period of one year after termination of employment for any reason, the employee will not manage, operate, or control any financial institution having an office within ten miles of any office of the Bank.

BENEFIT PLANS

    GENERAL. The Bank currently provides insurance benefits to its employees, including health, life, accidental death and dismemberment and long-term disability and major medical insurance, subject to certain deductibles and copayments by employees.

    401(K) SAVINGS PLAN. The Bank has a qualified, tax-exempt savings plan (the "401(k) Plan"), with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). All employees who have attained age 21 and completed one year of employment, during which they worked at least 1,000 hours, are eligible to participate. Participants are permitted to make salary reduction contributions to the 401(k) Plan of up to 12% of the participant's annual salary. Each participant's salary reduction contribution is matched by the Bank in an amount equal to 25% of the first 8% of the participant's salary reduction contribution. All contributions and earnings are fully and immediately vested. Contributions by the Bank to the accounts of Messrs. Weise and Gardner under the 401(k) Plan are included in the Summary Compensation Table.

    The funds included in the 401(k) Plan are invested at the direction of the participant into one of six investment options available under the 401(k) Plan. Such investment options include a stock fund, a stock growth fund, a government money market fund, an asset allocation fund, a pooled Guaranteed Income Contract fund and a fund invested in Company's Common Stock. Changes in investment directions among the funds are permitted on a monthly basis pursuant to procedures established by the plan administrator.

Each participant receives a quarterly statement which provides information regarding, among other things, the market value of the participant's investments and contributions made to the 401(k) Plan on its behalf. A participant may borrow up to 50% of its vested account balance in the 401(k) Plan.

    PENSION PLAN. The Bank's employees are included in the Financial Institutions Retirement Fund, a multi-employer comprehensive pension plan (the "Pension Plan"). This non-contributory defined benefit retirement plan covers all employees who have met minimum service requirements. Employees become 100% vested in the Pension Plan after five years of eligible service (as defined in the Pension Plan). The Bank's policy is to fund the maximum amount that can be deducted for federal income tax purposes. No contribution was made to the Pension Plan during 1996 since the Pension Plan was fully funded.

                               PENSION PLAN TABLE

                                             YEARS OF SERVICE
AVERAGE ANNUAL  ---------------------------------------------------------------------------
 COMPENSATION      10         15         20         25         30         35         40
--------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  $   40,000    $   4,000  $   6,000  $   8,000  $  10,000  $  12,000  $  14,000  $  16,000
      60,000        6,000      9,000     12,000     15,000     18,000     21,000     24,000
      80,000        8,000     12,000     16,000     20,000     24,000     28,000     32,000
     100,000       10,000     15,000     20,000     25,000     30,000     35,000     40,000
     120,000       12,000     18,000     24,000     30,000     36,000     42,000     48,000
     140,000       14,000     21,000     28,000     35,000     42,000     49,000     56,000
     160,000       16,000     24,000     32,000     40,000     48,000     56,000     64,000

    The above table illustrates annual pension benefits payable upon retirement, which are not subject to offset for Social Security payments, based on various levels of compensation and years of service and assuming payment in the form of a straight-line annuity. Benefits payable under the Pension Plan are based upon salary.

    At December 31, 1996, Messrs. Weise and Gardner had 37.5 and 14.5 years of credited service under the Pension Plan, respectively.

    EMPLOYEE STOCK OWNERSHIP PLAN. The Company and the Bank have adopted the ESOP which invests primarily in the Company's Common Stock. The ESOP is designed to qualify as a stock bonus plan under Section 401(a) of the Code and also to meet the requirements of Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP was capitalized with a loan from the Company. The Bank intends to make annual contributions to the ESOP in an amount to be determined annually by the Board of Directors of the Bank, but not less than the amount needed to pay any currently maturing obligations under loans made to the ESOP.

    All employees of the Bank are eligible to participate in the ESOP after they attain age 21 and complete one year of service in which they worked at least 1,000 hours. Employees will be credited for years of service to the Bank prior to the adoption of the ESOP for participation and vesting purposes. The Bank's annual contribution to the ESOP is allocated among participants on the basis of compensation. Each participant's account will be credited with cash and shares of Common Stock based upon compensation earned during the year with respect to which the contribution is made. Once a participant has completed a total of five years of service, contributions credited to participant's accounts are fully vested. ESOP participants are entitled to receive distributions from their ESOP accounts only upon termination of service. Distributions will be made in cash and in whole shares of Common Stock. Fractional shares will be paid in cash. Participants will not incur a tax liability until a distribution is made.

    Participating employees are entitled to instruct the trustee of the ESOP as to how to vote the shares of Common Stock held in their account. The trustee will vote unallocated shares and allocated shares for which no instructions are received, in the same proportion as those shares voted in connection with participant's instructions. The trustee, who has dispositive power over the shares in the Plan, is not affiliated with the Company or the Bank.

    The ESOP may be amended by the Board of Directors of the Company, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund to purposes other than the benefit of participants or their beneficiaries. Contributions to the ESOP on behalf of Messrs. Weise and Gardner are included in the Summary Compensation Table.

    STOCK OPTION PLAN. The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs") and limited stock appreciation rights ("Limited SARs"). Each award is granted on such terms and conditions as the Compensation Committee may determine. As of December 31, 1996, options exercisable for 72,036 shares of Common Stock were available for awards under the Stock Option Plan.

    The terms of stock options granted under the Stock Option Plan may not exceed ten years from the date of grant. Options may either qualify as incentive stock options as defined under Section 422 of the Code or stock options not intended to qualify as such. Subject to extensions in certain cases of death or disability, an option generally will terminate upon the earlier of the expiration of its term or three months from the date the holder ceases to maintain continuous service (as defined in the Stock Option Plan) to the Company or one of its affiliates. An option automatically terminates if a holder is terminated for cause. The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on such date.

    Under the terms of the Stock Option Plan, SARs may be granted at any time, whether or not the holder then holds stock options. SARs permit the holder to receive the excess of the market value of the shares of Common Stock represented by the SARs on the date exercised over the exercise price. If granted in tandem with a stock option, the exercise of an SAR or stock option will reduce to that extent the number of shares represented by the other. Limited SARs may only be granted in connection with the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the others. Limited SARs will be exercisable only for a limited period in the event of a tender or exchange offer for shares of the Company's Common Stock.

    Options, SARs, and Limited SARs are subject to adjustment in the event of any merger, consolidation reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company. Certain restrictions and other terms of options, SARs and Limited SARs are subject to adjustment in the event of a change of control (as defined in the Stock Option
Plan) or offer for the Company.

    The Stock Option Plan may be amended, suspended or terminated by the Board of Directors of the Company, at any time, subject in certain circumstances to prior approval of the stockholders. No such amendment, suspension or termination may impair the rights of any holder of an option, SAR or Limited SAR granted under the Stock Option Plan. Options granted under the Stock Option Plan to Messrs. Weise and Gardner are included in the Summary Compensation Table.

    THE RRP. 121,715 shares of Common Stock have been reserved for issuance under the terms of the RRP. The Company adopted the RRP as a method of providing key officers and directors with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company. Awards of restricted shares pursuant to the terms of the RRP are subject to forfeiture if the recipient fails to remain in continuous service (as defined in the RRP) as an employee, officer or director of the Company or the Bank for a stipulated period. In the event of a recipient's death or disability, such restrictions are waived. The vesting of restricted shares awarded pursuant to the RRP is also subject to the Bank meeting its fully phased-in capital requirements. Vested shares are distributed to recipients as soon as practicable following the date on which they are earned. The recipient of restricted stock has all of the rights of a stockholder, including the right to receive dividends (following vesting) and the right to vote the shares (following vesting). The holders may not, however, sell, assign, transfer, pledge or otherwise encumber any of the restricted stock during the restricted period. The restricted period will lapse in the event a recipient is terminated at any time within 18 months of a change in control (as defined in the RRP) of the Company.

    The RRP may be amended, suspended or terminated by the Board of Directors of the Company, at any time, subject in certain circumstances to prior approval of the stockholders. No such amendment, suspension or termination shall impair the rights of any recipient of restricted stock under the RRP. Options granted under the RRP to Messrs. Weise and Gardner are included in the Summary Compensation Table.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    COMPENSATION POLICY. The Compensation Committee of the Company works with the Salary Administration Committee of the Bank to recommend to the full Board of Directors of each entity the compensation of all employees, including executive officers and directors.

    The Salary Administration Committee of the Bank has designed the compensation and benefit plans for all employees, executive officers and directors in order to attract and retain individuals who have the skills, experience and work ethic to provide a coordinated work force that will effectively and efficiently carry out the policies adopted by the Board of Directors and to manage the Company and its subsidiaries to meet the Company's mission, goals and objectives.

    To determine the compensation and benefit plans for employees, executive officers and directors, the Salary Administration Committee sets salary ranges for every position and for the Board of Directors. It then reviews along with the Compensation Committee of the Company (i) the financial performance of the Bank over the most recently completed fiscal year (principally return on assets, general and administrative expense, CAMEL rating, compliance rating and quality of assets) compared to results at comparable companies within the banking industry, and (ii) the responsibilities and performance of each individual employee, executive officer and director and the compensation levels of such personnel with the compensation of personnel with similar responsibilities at other comparable companies within the banking industry. The Compensation Committee and the Salary Administration Committee evaluate all factors subjectively in the sense that they do not attempt to tie any factors to a specific level of compensation. The Salary Administration Committee also reviews salary ranges, health insurance plans and tax-qualified retirement plans.

    All employees and executive officers participate on an equal, nondiscriminatory basis in the Bank's medical insurance plan, medical reimbursement plan, child care plan, long-term disability plan and group life insurance plan. The Bank also provides to all employees and executive officers on a nondiscriminatory basis participation in the Pension Plan, a defined benefit plan, a 401(k) Plan and an ESOP.

    The Salary Administration Committee of the Bank recommends all compensation and benefit plans to the full Board for the Board's approval. Although President Weise was a member of the Salary Administration Committee of the Bank during 1996, Mr. Weise did not participate in discussions related to his compensation at either the committee or Board of Directors levels.

    STOCK OPTION PLAN AND RESTRICTED STOCK AWARD PLAN. The Stock Option Plan and the RRP were designed to reward Board members and executive officers for the future long term performance of the Company, based on the responsibilities of the Board and of the executive officers and other senior managers to manage the Bank and the Company.

    REPORT ON EXECUTIVE COMPENSATION. As required by the rules established by the Securities and Exchange Commission, the Compensation Committee of the Board of Directors has prepared, for inclusion in this Proxy Statement, the following report on the Chief Executive Officer's compensation for 1996.

    As discussed above, the Salary Administration Committee of the Bank and the Compensation Committee of the Company establish the salary ranges and, if applicable, bonus to be paid for every position. The Chief Executive Officer's compensation is based on the same factors as those applied to all employees and executive officers. There are no special programs designed especially for the Chief Executive Officer. As shown in the table set forth under "Security Ownership of Principal Shareholders and Management" above, the Chief Executive Officer holds a significant interest in the Company's Common Stock. It is the philosophy of the Compensation Committee that the financial rewards and incentives for the Chief Executive Officer should come in large part from increases in the value of the Company's Common Stock. Consistent with that philosophy, the Compensation Committee set the salary of the Chief Executive Officer for 1996 at approximately the same level as 1995. The Chief Executive Officer's compensation in 1996 consisted solely of base salary and a bonus of $150. The bonus paid to the Chief Executive Officer was paid under the Company's general employee bonus program. The other compensation paid to the Chief Executive Officer was pursuant to the terms of plans generally applicable to all other employees.

                           THE COMPENSATION COMMITTEE
         KEITH A. HAGEN          IRMA R. RATHBUN          M. F. SCHUMANN

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

    The following graph compares the cumulative total stockholder return on the Company's Common Stock to the Nasdaq U.S. Stock Index ("Nasdaq-U.S."), which includes all Nasdaq traded stocks of U.S. companies, and the SNL Securities Midwest Asset Size Index (the "Peer Index"), which includes publicly traded financial institutions located in selected Midwestern states with assets of $250 million to $500 million, for the period of June 29, 1994 through December 31, 1996. The graph assumes that $100 was invested on June 29, 1994 and that all dividends were reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN PERFORMANCE
Index Value                HMN Financial, Inc.   Nasdaq - Total US     HMN Peer Group
6/30/94                                 100.00              100.00             100.00
12/31/94                                112.50              107.04              97.39
6/30/95                                 136.25              133.48             114.49
12/31/95                                160.00              151.38             136.70
6/30/96                                 165.00              171.39             142.71
12/31/96                                181.25              186.21             160.39

                                                                          PERIOD ENDING
                                              ----------------------------------------------------------------------
                   INDEX                       6/30/94    12/31/94     6/30/95    12/31/95     6/30/96    12/31/96
--------------------------------------------  ---------  -----------  ---------  -----------  ---------  -----------
HMN Financial, Inc.                              100.00      112.50      136.25      160.00      165.00      181.25
Nasdaq - Total US                                100.00      107.04      133.48      151.38      171.39      186.21
HMN Peer Group                                   100.00       97.39      114.49      136.70      142.71      160.39

------------------------

HMN Peer Group index includes all publicly traded thrifts with assets between $250-$500 million located in the states of OH, SD, WI, NE, ND, IA, IL, IN, KS, KY, MI, MN and MO.

CERTAIN TRANSACTIONS

    The Bank follows a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under current policy, all new loans to directors, executive officers and members of their families are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and not to involve more than the normal risk of collectibility at the time of origination. However, the Bank makes residential mortgage and consumer loans to other employees at rates generally 1% below the then current rate offered to the general public. Such loans are generally modified back to the prevailing market rate at the time of origination when the employee is no longer employed by the Bank. At December 31, 1996, the Bank's loans to directors, officers, employees totaled approximately $3.0 million, or 3.7% of stockholders' equity. All of these loans were current at December 31, 1996. Of the $3.0 million in loans to directors, officers and employees, $384,000 represents loans to directors and executive officers made in the ordinary course of business and on the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions, which loans did not involve more than the normal risk of collectibility or other unfavorable features and the remaining $2.6 million of loans represents loans to other employees at preferential rates.

              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, independent accountants, to be the Company's auditors for the fiscal year ending December 31, 1997. KPMG Peat Marwick LLP has audited the financial statements of the Company for the fiscal year ended December 31, 1996. Representatives of KPMG Peat Marwick LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

    In the event the stockholders do not ratify the appointment of KPMG Peat Marwick LLP, the selection of other independent auditors will be considered by the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                             STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 101 North Broadway, Spring Valley, Minnesota 55975-0231, no later than November 13, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                 OTHER MATTERS

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all Section 16(a) filing requirements were met for the year ended December 31, 1996.

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

    The Annual Report of the Company, including financial statements, for the year ended December 31, 1996 is being furnished to each shareholder with this proxy statement.

    The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

Spring Valley, Minnesota
March 13, 1997

                              HMN FINANCIAL, INC.
                       ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 22, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints the Board of Directors of the Company, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Best Western Apache Hotel, 1517 16th Street, S.W., Rochester, Minnesota on April 22, 1997 at 10:00 a.m. and at any and all adjournments and postponements thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy of Notice of the Meeting, a Proxy Statement and an Annual Report.
                                                                -----------
                                                                SEE REVERSE
                                                                   SIDE
                                                                -----------

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL AND THE ELECTION OF THE NOMINEES LISTED BELOW.

1. The election as directors of all nominees listed below (except as marked to the contrary):

NOMINEES:  Duane D. Benson, Irma R. Rathbun

        FOR      WITHHELD      MARK HERE IF YOU PLAN TO ATTEND THE MEETING
        / /        / /                            / /

                               MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
                                                  / /


/ /
   -----------------------------------
INSTRUCTION: To withhold authority to
vote for any individual nominee, write
the nominee's name in the space above.

2.  The ratification of the appointment
    of KPMG Peat Marwick LLP as auditors
    for the Company for the fiscal year
    ending December 31, 1997.

        FOR       AGAINST       ABSTAIN
        / /         / /           / /

    In their discretion, the proxies are
    authorized to vote on any other
    business that may properly come
    before the Meeting or any adjournment
    of postponement thereof.

PLEASE COMPLETE, DATE, SIGN AND MAIL        PLEASE SIGN EXACTLY AS YOUR NAME(S)
THIS PROXY PROMPTLY IN THE ENCLOSED         APPEAR(S) TO THE LEFT.
POSTAGE-PAID ENVELOPE.
                                            WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                            ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                            PLEASE GIVE YOUR FULL TITLE, IF
                                            SHARES ARE HELD JOINTLY, EACH HOLDER
                                            SHOULD SIGN.

                                            SIGNATURE                  DATE
                                                     -----------------     -----

                                            SIGNATURE                  DATE
                                                     -----------------     -----